UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 18, 2005



                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       0-14864                  94-2778785
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

    Exhibit
     Number                                Description
----------------  --------------------------------------------------------------
      99.1 Text of press release, dated January 18, 2005, titled "Linear Technology reports increased quarterly sales and profits over the prior year's quarter and increases its quarterly cash dividend from $0.08 to $0.10 per share."


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 18, 2005, Linear Technology Corporation issued a press release titled "Linear Technology reports increased quarterly sales and profits over the prior year's quarter and increases its quarterly cash dividend from $0.08 to $0.10 per share," the text of which is furnished as Exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LINEAR TECHNOLOGY CORPORATION
                                             (Registrant)


Date:   January 18, 2005                     By:      /s/ Paul Coghlan
       ------------------                    -----------------------------------
                                             Paul Coghlan
                                             Vice President, Finance and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

    Exhibit
     Number                                Description
----------------  --------------------------------------------------------------
      99.1 Text of press release, dated January 18, 2005 titled "Linear Technology reports increased quarterly sales and profits over the prior year's quarter and increases its quarterly cash dividend from $0.08 to $0.10 per share."



                                      -3-